SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 8, 2005
                                                         ----------------



                      AMERICAN MORTGAGE ACCEPTANCE COMPANY
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)





                                  Massachusetts
                 ----------------------------------------------
                 (State or other Jurisdiction of Incorporation)


        0-23972                                         13-6972380
------------------------                    ------------------------------------
(Commission File Number)                    (IRS Employer Identification Number)


                     625 Madison Avenue, New York, NY 10022
                    ----------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 317-5700
                                                           --------------

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))


[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
           ---------------------------------------------

On November 8, 2005, American Mortgage Acceptance Company ("AMAC" or the "Company") (AMEX: AMC) released a press release announcing its financial results for the third quarter and the nine months ended September 30, 2005. A copy of this press release is attached to this Current Report as Exhibit 99.1 and incorporated herein by reference.

The information included in this Current Report, including the information included in Exhibit 99.1 attached hereto, is intended to be furnished pursuant to "Item 2.02. Disclosure of Results of Operations and Financial Condition" and not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended ("Securities Act") or the Exchange Act, or otherwise subject to the liabilities of that Section of Sections 11 and 12 (a) (2) of the Securities Act.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
           ------------------------------------------------------------------
(a).  Financial Statements
      --------------------


Not Applicable

(b).  Pro Forma Financial Information
      -------------------------------


Not Applicable

(c).  Exhibits
      --------


99.1 Press Release dated November 8, 2005, "American Mortgage Acceptance Company Reports Third Quarter Financial Results".

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


American Mortgage Acceptance Company
(Registrant)

BY:   /s/ Stuart J. Boesky
      --------------------
      Stuart J. Boesky
      President & Chief Executive Officer


November 8, 2005

AT THE COMPANY
--------------
Brenda Abuaf, Director of Shareholder Services
(800) 831-4826



                  AMERICAN MORTGAGE ACCEPTANCE COMPANY REPORTS
                 FINANCIAL RESULTS FOR THE THIRD QUARTER OF 2005


NEW YORK, NY - NOVEMBER 8, 2005 - American Mortgage Acceptance Company ("AMAC" or the "Company") (AMEX: AMC) today announced financial results for the third quarter and the nine months ended September 30, 2005.

"AMAC performed very well from an operational perspective in the third quarter of 2005. Our loan origination momentum has continued, and as a result, the Company's originations total for first mortgages, mezzanine and bridge loans for the first nine months of 2005 was approximately $42.5 million, which has tripled from the same period last year," said John A. Garth, Chief Operating Officer of AMAC. "We are particularly proud of our performance, given the rising rate environment and the difficulty that some of our competitors have had over the last quarter, leading to many of them having to cut their dividends. We are still experiencing healthy spreads between our cost of funds and our origination rates on our new mezzanine loans and our pipeline for the remainder of the year is solid. In addition, we have begun to explore several new financing programs that should enable the Company to lower its cost of capital and become more competitive in the mezzanine lending industry."

FINANCIAL HIGHLIGHTS

During September 2005, a Ginnie Mae Certificate ("GNMA") and a mezzanine loan totaling approximately $24.3 million in principal was prepaid. In connection with the prepayment, AMAC received fees related to the prepayment of approximately $5.3 million bringing the total proceeds to approximately $29.6 million. While we received the fees in September, the principal balance on the GNMA certificate, approximately $21.4 million, was retained by GNMA and we received it in October 2005, GNMA's normal clearing date. AMAC's financial results include the incremental impact of this one-time prepayment. Therefore, we are reporting revenues, net income and Funds from Operations both including and excluding the incremental impact of this prepayment.

AMAC reported total revenues of approximately $12.8 million for the three months ended September 30, 2005, representing an increase of approximately 121.4% as compared to revenues of approximately $5.8 million for the three months ended September 30, 2004. AMAC's total revenues for the nine months ended September 30, 2005 was approximately $26.4 million, representing an increase of 58.0% as compared to revenues of approximately $16.7 million for the nine months ended September 30, 2004.

Adjusted revenues of approximately $7.4 million for the three months ended September 30, 2005, represented an increase of 27.8% as compared to revenues of approximately $5.8 million for the three months ended September 30, 2004. AMAC's total adjusted revenues for the nine months ended September 30, 2005 was approximately $21.0 million, representing an increase of 25.7% as compared to revenues of approximately $16.7 million for the nine months ended September 30, 2004. The increase in adjusted revenues compared to the third quarter and nine months of 2004 was primarily due to additional investments in debt securities and mortgage loans.

For the three months ended September 30, 2005, AMAC earned net income of approximately $7.3 million, representing an increase of 125.1% as compared to net income of approximately $3.2 million for the three months ended September 30, 2004. On a per share basis (basic and diluted), net income was $0.88 for the three months ended September 30, 2005, representing an increase of 125.6% as compared to net income of $0.39 for the three months ended September 30, 2004. For the nine months ended September 30, 2005, AMAC earned net income of approximately $13.2 million, representing an increase of 33.1% as compared to net income of approximately $9.9 million for the nine months ended September 30, 2004. On a per share basis (basic and diluted), net income was $1.59 for the nine months ended September 30, 2005, representing an increase of 33.6% as compared to $1.19 for the nine months ended September 30, 2004.

AMAC earned adjusted net income of approximately $2.9 million for the three months ended September 30, 2005, representing a decrease of 10.2% as compared to net income of approximately $3.2 million for the three months ended September 30, 2004. On a per share basis (basic and diluted), adjusted net income was $0.35 for the three months ended September 30, 2005, representing a decrease of 10.3% as compared to net income of $0.39 for the three months ended September 30, 2004. For the nine months ended September 30, 2005, AMAC earned adjusted net income of approximately $8.8 million, representing a decrease of 11.2% as compared to net income of approximately $9.9 million for the nine months ended September 30, 2004. On a per share basis (basic and diluted), adjusted net income was $1.06 for the nine months ended September 30, 2005, representing a decrease of 10.9% as compared to net income of $1.19 for the nine months ended September 30, 2004. Adjusted net income for the three and nine months ended September 30, 2005, was impacted by property-level interest and depreciation recorded on real estate owned in 2005, while significantly less was recognized in the 2004 periods, as well as accounting, administrative and financing costs, which outpaced the income from additional investments.

Funds from Operations ("FFO") for the three months ended September 30, 2005 was approximately $7.6 million, representing an increase of 131.2% as compared to FFO of approximately $3.3 million for the three months ended September 30, 2004. On a per share basis (basic and diluted), FFO was $0.92 for the three months ended September 30, 2005, representing an increase of 130.0% as compared to FFO of $0.40 for the three months ended September 30, 2004. FFO for the nine months ended September 30, 2005 was approximately $14.2 million, representing an increase of 38.4% as compared to FFO of approximately $10.3 million for the nine months ended September 30, 2004. On a per share basis (basic and diluted), FFO was $1.71 for the nine months ended September 30, 2005, representing an increase of 39.0% as compared to FFO of $1.23 for the nine months ended September 30, 2004.

Adjusted FFO for the three months ended September 30, 2005 was approximately $3.3 million, representing a decrease of 1.6% as compared to FFO of approximately $3.3 million for the three months ended September 30, 2004. On a per share basis (basic and diluted), adjusted FFO was $0.39 for the three months ended September 30, 2005, representing a decrease of 2.5% as compared to FFO of $0.40 for the three months ended September 30, 2004. Adjusted FFO for the nine months ended September 30, 2005 was approximately $9.9 million, representing a decrease of 4.3% as compared to FFO of approximately $10.3 million for the nine months ended September 30, 2004. On a per share basis (basic and diluted), adjusted FFO was $1.18 for the nine months ended September 30, 2005, representing a decrease of 4.1% as compared to FFO of $1.23 for the three months ended September 30, 2004. The adjusted FFO results were impacted by the same cost factors that affected adjusted net income results, exclusive of depreciation.

AMAC's present quarterly dividend on an annualized basis is $1.60 per share, representing an approximate 11.9% yield on the $13.46 per share closing price on November 7, 2005.

INVESTMENT ACTIVITY

AMAC's investment activity in the third quarter included the partial funding of approximately $16.1 million of floating rate mezzanine loans, $13.8 million of which has been funded to date. For the nine months ended September 30, 2005, AMAC has originated approximately $42.5 million of first mortgages and mezzanine loans, $36.5 million of which has been funded to date. In addition, for the same time period, the Company has acquired Fannie Mae Certificates with principal amounts totaling approximately $38.2 million.

SPECIAL DIVIDEND

On October 6, 2005, AMAC Board of Trustees declared a one-time special dividend of $0.30 per share, which is payable on November 30, 2005, to shareholders of record as of October 31, 2005. This special dividend is in connection with the prepayment of the GNMA certificate and mezzanine loan mentioned above. The Board felt that it was in the best interest of the shareholders and the Company to declare this special distribution, as it will enable AMAC to comply with the REIT distribution requirement.

MANAGEMENT CONFERENCE CALL

Management will conduct a conference call today to review the Company's third quarter financial results for the period ended September 30, 2005. The conference call is scheduled for 11:00 a.m. Eastern Time. Callers will be invited to ask questions. Investors, brokers, analysts, and shareholders wishing to participate should call (800) 967-7135. For interested individuals unable to join the conference call, a replay of the call will be available through Saturday, November 12, 2005, at (888) 203-1112 (Passcode 9491133) or on our website, www.americanmortgageco.com, through Tuesday, November 22, 2005.

SUPPLEMENTAL FINANCIAL INFORMATION

For  more  detailed  financial  information,   please  access  the  Supplemental
Financial Package, which will be available in the Investor Relations section of the AMAC website at www.americanmortgageco.com.

ABOUT THE COMPANY

AMAC is a real estate investment trust that specializes in commercial real estate finance. AMAC originates and acquires mezzanine loans, bridge loans, and government-insured first mortgages secured by properties throughout the United States. For more information, please visit our website at www.americanmortgageco.com or contact the Shareholder Services Department directly at (800) 831-4826.

              AMERICAN MORTGAGE ACCEPTANCE COMPANY AND SUBSIDIARIES
                             SELECTED FINANCIAL DATA
                    (In thousands, except per share amounts)


                                                                  -------------    -----------
                                                                   September 30,   December 31,
                                                                       2005           2004
                                                                  -------------    -----------
                                                                   (Unaudited)

Financial Position
Total assets                                                         $412,061        $349,033
                                                                     ========        ========

Repurchase facilities payable                                        $214,645        $157,633
                                                                     ========        ========

Warehouse facility payable                                           $  4,070        $  3,827
                                                                     ========        ========

Line of credit - due to related party                                $     --        $  4,600
                                                                     ========        ========

Mortgages payable on real estate owned                               $ 40,618        $ 56,993
                                                                     ========        ========

Preferred shares of subsidiary (subject to mandatory repurchase)     $ 25,000        $     --
                                                                     ========        ========

Total liabilities                                                    $291,708        $228,501
                                                                     ========        ========

Total shareholders' equity                                           $120,353        $120,532
                                                                     ========        ========


                                              ----------------------      ----------------------
                                                Three months ended          Nine months ended
                                                   September 30,               September 30,
                                              ----------------------      ----------------------
                                                2005          2004          2005          2004
                                              --------      --------      --------      --------
                                                                  (Unaudited)
Operations
Total revenues                                 $12,766       $ 5,765       $26,367       $16,683
                                               =======       =======       =======       =======

Total adjusted revenues*                       $ 7,368       $ 5,765       $20,969       $16,683
                                               =======       =======       =======       =======

Net income                                     $ 7,312       $ 3,249       $13,208       $ 9,924
                                               =======       =======       =======       =======

Adjusted net income*                           $ 2,919       $ 3,249       $ 8,815       $ 9,924
                                               =======       =======       =======       =======

Net income per share (basic and diluted)       $  0.88       $  0.39       $  1.59       $  1.19
                                               =======       =======       =======       =======

Adjusted net income per share
                (basic and diluted)*           $  0.35       $  0.39       $  1.06       $  1.19
                                               =======       =======       =======       =======

Weighted average shares outstanding
  Basic                                          8,311         8,336         8,320         8,337
                                               =======       =======       =======       =======
  Diluted                                        8,314         8,336         8,323         8,341
                                               =======       =======       =======       =======


* Excludes incremental impact of GNMA Certificate and Mezzanine Loan investment prepayments.

              AMERICAN MORTGAGE ACCEPTANCE COMPANY AND SUBSIDIARIES
                             SELECTED FINANCIAL DATA
                    (In thousands, except per share amounts)


Funds from Operations ("FFO")(1), as calculated in accordance with the National Association of Real Estate Investment Trusts ("NAREIT") definition, for the three and nine months ended September 30, 2005 and 2004, is summarized in the following table:


                                             ------------------------       -----------------------
                                                Three months ended             Nine months ended
                                                   September 30,                 September 30,
                                             ------------------------       -----------------------
                                               2005            2004           2005           2004
                                             --------        --------       --------       --------
Net Income                                   $  7,312        $  3,249       $ 13,208       $  9,924

Depreciation of real property                     336              59          1,038            367
                                             --------        --------       --------       --------

FFO                                          $  7,648        $  3,308       $ 14,246       $ 10,291
                                             ========        ========       ========       ========
Adjusted FFO*                                $  3,255        $  3,308       $  9,853       $ 10,291
                                             ========        ========       ========       ========

Cash flows from operating activities         $  8,547        $  3,765       $ 15,051       $ 10,349
                                             ========        ========       ========       ========
Cash flows from investing activities         $(10,619)       $  3,113       $(67,257)      $ 11,796
                                             ========        ========       ========       ========
Cash flows from financing activities         $ 10,182        $  3,101       $ 66,491       $(11,738)
                                             ========        ========       ========       ========

FFO per share (basic and diluted)            $   0.92        $   0.40       $   1.71       $   1.23
                                             ========        ========       ========       ========
Adjusted FFO per share
                  (basic and diluted)*       $   0.39        $   0.40       $   1.18       $   1.23
                                             ========        ========       ========       ========

Weighted average shares outstanding
  Basic                                         8,311           8,336          8,320          8,337
                                             ========        ========       ========       ========
  Diluted                                       8,314           8,336          8,323          8,341
                                             ========        ========       ========       ========


* Excludes incremental impact of GNMA Certificate and Mezzanine Loan investment prepayments.

(1) FFO represents net income or loss (computed in accordance with generally accepted accounting principles ("GAAP")), excluding gains (or losses) from sales of property, excluding depreciation and amortization related to real property and including funds from operations for unconsolidated joint ventures calculated on the same basis. AMAC calculates FFO in accordance with the NAREIT definition. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs. FFO should not be considered as an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flows as a measure of liquidity. Management considers FFO a supplemental measure of operating performance, and, along with cash flows from operating activities, financing activities, and investing activities, it provides investors with an indication of the ability of the Company to incur and service debt, to make capital expenditures, and to fund other cash needs. Since not all companies calculate FFO in a similar fashion, our calculation presented above may not be comparable to similarly titled measures reported by other companies.

CERTAIN STATEMENTS IN THIS PRESS RELEASE MAY CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE
SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS AND BELIEFS AND ARE SUBJECT TO A NUMBER OF FACTORS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY
FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS. THESE RISKS AND UNCERTAINTIES ARE DETAILED IN AMAC'S ANNUAL REPORT ON FORM 10-K FOR THE PERIOD ENDED DECEMBER 31, 2004, AND IN ITS OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE OF THIS PRESS RELEASE. AMAC EXPRESSLY DISCLAIMS ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENTS CONTAINED HEREIN TO REFLECT ANY CHANGE IN AMAC'S EXPECTATIONS WITH REGARD THERETO OR CHANGE IN EVENTS, CONDITIONS, OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

                                       ###